UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 18, 2006
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              REALMARK PROPERTY INVESTORS LIMITED PARTNERSHIP - II
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             (Exact name of registrant as specified in its charter)


      Delaware                  0-11909                    16-1212761
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(State of organization) (Commission File No.)  (IRS Employer Identification No.)


2350 North Forest Road, Suite 35B, Getzville, New York 14068
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(Address of principal executive offices)

(716) 636-0280
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(Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


{    }  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

{    }  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

{    }  Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

{    }  Pre-commencement communications pursuant to Rule 13e-4 (c) under the
        Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01 Completion of Acquisition or Disposition of Assets
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The Partnership owns a 50% interest in Research Land Joint Venture (Joint
Venture). On July 18, 2006, Joint Venture sold the land for a sales price of $1,371,704, less closing costs of $107,782, repayments of amounts owed to affiliates of $65,132 and less two purchase money notes totaling $143,332 for total net proceeds related to the sale of $1,055,458. The net proceeds related to the sale, which were distributed to the Partnership, amounted to $711,314, resulting in a net gain on the sale amounting to $609,080. The investment in Joint Venture was being carried on the Partnership's books at $102,234 at June 30, 2006.

                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Realmark Property Investors Limited Partnership - II
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                    (Registrant)


/s/ Joseph M. Jayson                                          August 9, 2006
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Joseph M. Jayson, Individual General Partner                      (Date)